OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Other Liabilities Disclosure [Abstract]
Other Liabilities Disclosure [Text Block]

(in thousands of $)	2015	2014
Deferred charter revenue	12,374	1,430
Sale proceeds received in advance	—	139,200
Other	3,501	—
	15,875	140,630

In January 2014, Frontline 2012 received $139.2 million from Avance Gas in connection with the sale of eight VLGC newbuildings to Avance Gas immediately following their delivery to Frontline 2012 from the yard. All vessels were delivered to Avance Gas in 2015.